NATIXIS FUNDS

Supplement dated February 11, 2022 to the Statement of Additional Information dated, April 1, 2021, as may be revised or supplemented from time to time, for the following Funds:

Loomis Sayles Global Growth Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Vaughan Nelson Select Fund

Effective immediately, the fourth paragraph in the section “Redemptions” is amended and restated as follows:

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 72* (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. However, if an account is transferred to a new registration solely as an operational processing step to facilitate the distribution request from the deceased shareholder’s (or the estate’s) account, the CDSC will be waived. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

*	The Required Minimum Distribution age is 70 1⁄2 if you turned this age on or before December 31, 2019. If you turned 70 1⁄2 after December 31, 2019, the Required Minimum Distribution age is 72.

Additionally, the sixth paragraph in the section “Redemptions” is amended and restated as follows:

The CDSC also may be waived on redemptions necessary to pay plan participants or beneficiaries from certain retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 72* (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

*	The Required Minimum Distribution age is 70 1⁄2 if you turned this age on or before December 31, 2019. If you turned 70 1⁄2 after December 31, 2019, the Required Minimum Distribution age is 72.